Exhibit 23.2  Consent of Independent Auditors


We consent to the incorporation by reference in the Registration
Statement Form S-8 pertaining to the 1996 Non-Executive Stock Incentive Plan of Ruby Tuesday, Inc. of our report dated June 23, 1998, with respect to the consolidated financial statements of Ruby Tuesday, Inc.
incorporated by reference in its Annual Report (Form 10-K) for the year ended June 6, 1998, filed with the Securities and Exchange Commission.




                                        /s/Ernst & Young, LLP
                                           Ernst & Young, LLP

Atlanta, Georgia
April 30, 1999